Exhibit 10.17

Execution Version

WAIVER AND RELEASE AGREEMENT

This WAIVER AND RELEASE AGREEMENT (as amended, restated, amended or restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of September 24, 2019 by and among CP PROPERTY HOLDINGS, LLC, a Georgia limited liability company, as borrower (the “CP Borrower”), NORTHWEST PROPERTY HOLDINGS, LLC, a Georgia limited liability company, as borrower (the “Northwest Borrower”), ATTALLA NURSING ADK, LLC, a Georgia limited liability company, as borrower (the “Attalla Borrower”), ADCARE PROPERTY HOLDINGS, LLC, a Georgia limited liability company, as borrower and guarantor (“AdCare Holdco”; the CP Borrower, the Northwest Borrower, the Attalla Borrower and AdCare Holdco are collectively referred to herein as “Borrowers” and each, as a “Borrower”), HEARTH & HOME OF OHIO, INC., a Georgia corporation, as guarantor (the “HHO Guarantor”), REGIONAL HEALTH PROPERTIES, INC. a Georgia corporation, as guarantor (the “RHP Guarantor”), ADCARE OPERATIONS, LLC, a Georgia limited liability company, as guarantor (the “AdCare Ops”), ADCARE ADMINISTRATIVE SERVICES, LLC, a Georgia limited liability company, as guarantor (“AdCare Admin”), ADCARE CONSULTING, LLC, a Georgia limited liability company, as guarantor (“AdCare Consulting”), ADCARE FINANCIAL MANAGEMENT, LLC, a Georgia limited liability company, as guarantor (“AdCare Financial”), ADCARE OKLAHOMA MANAGEMENT, LLC, a Georgia limited liability company, as guarantor (“AdCare OK”), and ADCARE EMPLOYEE LEASING, LLC, a Georgia limited liability company, as guarantor (“AdCare Employee”; the HHO Guarantor, AdCare Holdco, the RHP Guarantor, AdCare Ops, AdCare Admin, AdCare Consulting, AdCare Financial, AdCare OK and AdCare Employee are collectively referred to herein as “Guarantors” and each, as a “Guarantor”), and PINECONE REALTY PARTNERS II, LLC, a Delaware limited liability company, as lender (together with its successors and assigns, the “Lender”).

RECITALS

WHEREAS, the Credit Parties and the Lender entered into that certain Loan Agreement, dated as of February 15, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, on August 1, 2019, pursuant to that certain payoff letter, dated August 1, 2019, by and among the Credit Parties and the Lender, the Borrowers repaid the Obligations in full and the Loan Agreement and the other Loan Documents were terminated in accordance with their terms (the “Repayment”); provided that, per the terms of the Loan Agreement, certain obligations and provisions under the Loan Agreement and the other Loan Documents expressly survived payment in full or repayment of the Obligations and termination of the Loan Agreement and other Loan Documents (the “Surviving Obligations and Provisions”);

WHEREAS, upon the request of the Credit Parties, the Lender, subject to the terms and conditions set forth herein, has agreed to waive and/or otherwise modify certain of the Surviving Obligations and Provisions to the extent set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, all terms and phrases used but not defined in this Agreement shall have the meanings given to such terms and phrases in the Loan Agreement, as in effect immediately prior to the Repayment.

SECTION 2. Waiver and Modification of Certain Surviving Obligations and Provisions.

(a)Expenses. Upon, and subject to the occurrence of, the Effective Date, except as set forth in the following sentence, Lender hereby waives the right to reimbursement by the Credit Parties of Expenses (including, without limitation, any future Expenses and any accrued and unpaid Expenses as of the Effective Date) pursuant to Section 7.17 of the Loan Agreement. In the event that the representation set forth in Section 4(d) of this Agreement is later determined to have not been true and correct as of the time made, this Section 2(a) shall be deemed null and void solely with respect to any Specified Proceeding (as defined below) that caused the representation set forth in Section 4(d) of this Agreement to have not been true and correct as of the time made (but, for the avoidance of doubt, this Section 2(a) shall continue to apply to any other Specified Proceeding that does not give rise to a breach of Section 4(d)), and the Expense reimbursement provisions set forth in Section 7.17 of the Loan Agreement shall be in full force and effect solely with respect to each such Specified Proceeding as of the time immediately prior to the Effective Date.

(b)Indemnification. Upon, and subject to the occurrence of, the Effective Date, except as set forth in the following proviso and the following sentence, Lender hereby waives, for itself and on behalf of the other Indemnified Parties, all of its rights under Section 7.18 of the Loan Agreement; provided, however, that notwithstanding the foregoing, each Credit Party shall defend, indemnify and hold harmless each Indemnified Party: (a) excluding amounts payable under clause (b) of this proviso, in an amount up to but not exceeding $100,000 per Specified Proceeding from and against any Indemnified Liabilities relating to or arising out of any investigative, administrative, arbitral, judicial or other proceedings, actions, judgments, suits and claims of any kind or nature whatsoever (each such proceeding, action, judgment, suit and claim, a “Specified Proceeding”) that are (1) threatened or commenced by Persons other than the Credit Parties and (2) in any manner, relating to or arising out of or by reason of the Loans; provided that, for the avoidance of doubt, it is understood and agreed that the $100,000 cap applies only to each Specified Proceeding individually and not all Specified Proceedings in the aggregate; and (b) from and against any and all costs, fees and expenses of Lender in connection with the enforcement of Lender’s rights to receive indemnification under this Section 2(b) (including the fees, expenses and disbursements of legal counsel for Lender). In the event that the representation set forth in Section 4(d) of this Agreement is later determined to have not been true and correct as of the time made, this Section 2(b) shall be deemed null and void solely with respect to any such Specified Proceeding that caused the representation set forth in Section 4(d) of this Agreement to have not been true and correct as of the time made (but, for the avoidance of doubt, this Section 2(b) shall continue to apply to any other Specified Proceeding that does not give rise to a breach of Section 4(d)), and the indemnification obligations that survived termination of the Loan Documents set forth in Section 7.18 of the Loan Agreement shall be in full force and effect solely with respect to each such Specified Proceeding as of the time immediately prior to the Effective Date. Any amounts payable to any Indemnified Party by reason of this Section 2(b) shall be payable as set forth in the penultimate sentence of Section 7.18 of the Loan Agreement.

(c)Right of First Offer. Upon, and subject to the occurrence of, the Effective Date, Lender hereby waives all rights under Section 7.21 of the Loan Agreement, including, without limitation, the exclusive option to provide first mortgage financing for a refinancing of the Coosa Loan or a financing of any New Facility and, for the avoidance of doubt, Section 7.21 is hereby terminated in its entirety.

The remaining Surviving Obligations and Provisions after giving effect to the waivers, modifications and limitations set forth in this Section 2 shall be referred to herein as the “Limited Surviving Obligations and Provisions”.

SECTION 3. Conditions. This Agreement shall be effective on the first day (the “Effective Date”) upon which each of the following conditions precedent shall have been satisfied:

(a)(i) the Lender shall have received a counterpart signature of the Credit Parties to this Agreement and (ii) the Credit Parties shall have received a counterpart signature of the Lender to this Agreement; and

(b)the Lender shall have received from the Borrowers a fee in an amount equal to $425,000 payable in immediately available funds, which fee shall be fully earned as of the Effective Date.

SECTION 4. Representations and Warranties. Each Credit Party represents and warrants to the Lender, on the Effective Date, that the following statements are true and correct in all respects on and as of such date:

(a)the execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate or limited liability company action on the part of such Credit Party; this Agreement has been duly executed and delivered by such Credit Party; and this Agreement constitutes a valid and binding agreement of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(b)no approval, consent, exemption, authorization or other action by, or material notice to, or material filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrowers or any other Credit Party of this Agreement;

(c)the execution, delivery and performance by each Borrower and the other Credit Parties of this Agreement do not (i) contravene the terms of the Borrowers’ or any other Credit Party’s certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent constitutional, organizational and/or formation documents), as applicable; or (ii) violate any Applicable Law; and

(d)to any Credit Party’s knowledge, no Credit Party, directly or indirectly, has any actual knowledge of or has received formal or informal notice of any Specified Proceeding that may give rise to any Indemnified Liabilities in any manner relating to or arising out of or by reason of the Loans.

SECTION 5. Ratification of Liability. Each of the Borrowers and each other Credit Party hereby ratifies and reaffirms the Limited Surviving Obligations and Provisions. Each of the Borrowers and each other Credit Party (a) acknowledges receipt of a copy of this Agreement and all other agreements, documents and instruments executed and/or delivered in connection herewith, and (b) consents to the terms and conditions of the same.

SECTION 6. Company Release. Each of the Credit Parties (on behalf of itself and its Affiliates) for itself and for its successors in title and assignees and for its past, present and future employees, agents, representatives (other than legal representatives), officers, directors, shareholders, and trustees (each, a “Company Releasing Party” and collectively, the “Company Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Lender, the Lender’s successors-in-title, the Lender’s Affiliates and each of the foregoing’s legal representatives and assignees, past, present and future officers, directors, partners, general partners, limited partners, managing directors, managers, members, affiliates, shareholders, trustees, agents, employees, consultants, principals, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Lender, the Lender’s successors in title, the Lender’s Affiliates and each of the foregoing’s legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, managers, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Company Releasing Party or any of them (collectively, hereinafter the “Lender Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any claims relating to (i) the making or administration of the Loans, including, without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability” theories, (ii) any covenants, agreements, duties or obligations set forth in the Loan Documents, (iii) increased financing costs, interest or other carrying costs, (iv) penalties, (v) lost profits or loss of business opportunity, (vi) legal, accounting and other administrative or professional fees and expenses and incidental, consequential and punitive damages payable to third parties, (vii) damages to business reputation, or (viii) any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Releasees, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Loan Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Lender Claim” and collectively, the “Lender Claims”). After having been advised by their legal counsel with respect thereto, each of the Company Releasing Parties further stipulates and agrees with respect to all Lender Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, rule or regulation, or any principle of common law, that would otherwise limit a release or discharge of any unknown Lender Claims pursuant to this Section 6, including without limitation Cal. Civ. Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Each of the Credit Parties, On behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Lender Releasee that it will not, and it will not allow any of its Affiliates to, sue (at law, in equity, in any regulatory proceeding or otherwise) any Lender Releasee on the basis of any Lender Claim released, remised and discharged by the Borrowers, any other Credit Party or any of their respecting Affiliates pursuant to this Section 6. If any Credit Party or any of its successors, assigns or other legal representatives, or any of their respective Affiliates, violates the foregoing covenant, the Borrowers and other Credit Parties, each for itself and its successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Lender Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Lender Releasee as a result of such violation.

SECTION 7. Lender Release. The Lender (on behalf of itself and its Affiliates) for itself and for its successors in title and assignees and for its past, present and future employees, agents, representatives (other than legal representatives), officers, directors, shareholders, and trustees (each, a “Lender Releasing Party” and collectively, the “Lender Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, each Credit Party, each Credit Party’s successors-in-title, each Credit Party’s Affiliates and each of the foregoing’s legal representatives and assignees, past, present and future officers, directors, partners, general partners, limited partners, managing directors, managers, members, affiliates, shareholders, trustees, agents, employees, consultants, principals, experts, advisors, attorneys and other professionals and all other persons and entities to whom any Credit Party, Credit Party’s successors-in-title, Credit Party’s Affiliates and each of the foregoing’s legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, managers, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Lender Releasing Party or any of them (collectively, hereinafter the “Company Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any claims relating to (i) the making or administration of the Loans, including, without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, (ii) any covenants, agreements, duties or obligations set forth in the Loan Documents, (iii) increased financing costs, interest or other carrying costs, (iv) penalties, (v) lost profits or loss of business opportunity, (vi) legal, accounting and other administrative or professional fees and expenses and incidental, consequential and punitive damages payable to third parties, (vii) damages to business reputation, or (viii) any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Company Releasees, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Loan Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Company Claim” and collectively, the “Company Claims”). After having been advised by their legal counsel with respect thereto, each of the Lender Releasing Parties further stipulates and agrees with respect to all Company Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, rule or regulation, or any principle of common law, that would otherwise limit a release or discharge of any unknown Company Claims pursuant to this Section 7, including without limitation Cal. Civ. Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Lender, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Company Releasee that it will not, and it will not allow any of its Affiliates to, sue (at law, in equity, in any regulatory proceeding or otherwise) any Company Releasee on the basis of any Company Claim released, remised and discharged by the Lender or any of its Affiliates pursuant to this Section 7. If the Lender or any of its successors, assigns or other legal representatives, or any of their respective Affiliates, violates the foregoing covenant, the Lender, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Company Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Company Releasee as a result of such violation.

SECTION 8. Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity herein or therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

SECTION 9. Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

SECTION 10. Continuing Effect of the Surviving Obligations and Provisions.

(a)The Lender reserves the right, in its discretion, to exercise any or all of their rights and remedies under the Limited Surviving Obligations and Provisions at law or otherwise, and the Lender has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on the Lender’s part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

(b)Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of any of the Limited Surviving Obligations and Provisions in similar or different circumstances.

(c)This Agreement shall apply and be effective only with respect to the provisions of the Loan Agreement specifically referred to herein.

SECTION 11. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 12. Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the other Credit Parties, the Lender and their respective successors and assigns; provided that neither the Borrowers nor any other Credit Party shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Lender, in its sole discretion. No person other than the parties hereto and the Lender shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiaries rights are hereby expressly disclaimed.

SECTION 13. Amendment. No amendment, modification or waiver of the terms of this Agreement shall be effective except in a writing signed by the Credit Parties and the Lender.

SECTION 14. Arms-Length/Good Faith; Review and Construction of Documents; Course of Dealing. This Agreement has been negotiated at arms-length and in good faith by the parties hereto. The Credit Parties (a) have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Agreement with their legal counsel, (b) have reviewed this Agreement and fully understand the effects thereof and all terms and provisions contained in this Agreement, and (c) have executed this Agreement of their own free will and volition. Furthermore, the Credit Parties acknowledge that (i) this Agreement shall be construed as if jointly drafted by the Credit Parties and the Lender, and (ii) the recitals contained in this Agreement shall be construed to be part of the operative terms and provisions of this Agreement. The execution and delivery of this Agreement has not established any course of dealing between the parties hereto or created any obligation, commitment or agreement of the Lender with respect to any future modification, amendment, waiver, forbearance or related transactions with respect to the Limited Surviving Obligations and Provisions.

SECTION 15. Submission to Jurisdiction; Waiver of Venue; Waiver of Trial by Jury; Headings; Severability; Preferences; Prior Agreements. The provisions of Sections 14,4, 14.6, 14.8, 14.9, 14.10 and 14.13 of the Loan Agreement are hereby incorporated into this amendment, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:

CP PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

NORTHWEST PROPERTY HOLDINGS, LLC, a
Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ATTALLA NURSING ADK, LLC, a Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE PROPERTY HOLDINGS, LLC, a
Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

GUARANTORS:

REGIONAL HEALTH PROPERTIES, INC., a
Georgia corporation

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Chief Executive Officer

ADCARE PROPERTY HOLDINGS, LLC, a
Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

HEARTH & HOME OF OHIO, INC., a Georgia
limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	President, Secretary and Treasurer

ADCARE OPERATION, LLC, a Georgia
limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE ADMINISTRATIVE SERVICES, LLC, a Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE CONSULTING, LLC, a Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE FINANCIAL MANAGEMENT, LLC,
a Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE OKLAHOMA MANAGEMENT,
LLC, a Georgia limited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

ADCARE EMPLOYEE LEASING, LLC, a
Georgia limiited liability company

By:	/s/ Brent Morrison
	Name:	Brent Morrison
	Title:	Manager

LENDER:

PINECONE REALTY PARTNERS II, LLC, a
Delaware limited liability company

By:	Pinesap Investments, LLC, a Delaware
limited liability company, its Manager

	By:	Pine Companies LLC, a California
limited liability company, its Manager

By:	/s/ Brian Timmer
Brian Timmer, its Manager